Exhibit 10.6
                                                               ------------


Statement re:  Meredith Corporation Nonqualified Stock Option
               Award Agreements with named executive officers





Meredith Corporation has certain nonqualified stock option award agreements with its named executive officers. Such agreements are not filed herewith pursuant to Instruction 2. to Item 601 of Regulation S-K as they are substantially identical in all material respects, except as to the parties thereto and the number of stock options awarded, to the agreements filed as Exhibits 10.5 and 10.6 in this Form 10-Q for the period ended September 30, 1996. The named executive officers and the number of stock options awarded in the agreements not filed with the Commission are as follows:




          Named Executive Officer          # Stock Options Awarded
          -----------------------          -----------------------

           Larry D. Hartsook                      11,700  1)
           Philip A. Jones                        22,500  1)
           Christopher M. Little                  50,000  2)







1) Under agreements substantially identical to the agreement filed as Exhibit
   10.4 in this Form 10-Q.

2) Under an agreement substantially identical to the agreement filed as
   Exhibit 10.5 in this Form 10-Q.